EXHIBIT 99.1

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re Washington Mutual, Inc., et al.	Case No. 08-12229 (MFW)
Reporting Period: 03-01-09 to 03-31-09

MONTHLY OPERATING REPORT

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	Yes
Bank Reconciliation (or copies of Debtors’ bank reconciliations)	MOR-1a	Refer to attached stmt
Schedule of Professional Fees Paid	MOR-1b	Yes
Copies of bank statements	MOR-1c	Refer to attached stmt
Cash disbursements journals		n/a	Refer to MOR 1 for summary of all disbursements.
Statement of Operations	MOR-2	Yes	See attached notes
Balance Sheet	MOR-3	Yes	See attached notes
Status of Postpetition Taxes	MOR-4	Yes
Copies of IRS Form 6123 or payment receipt		n/a	Payroll services outsourced including remission of taxes
Copies of tax returns filed during reporting period		n/a	See listing of filings
Summary of Unpaid Postpetition Debts	MOR-4	n/a	Detail on face of balance sheet.
Listing of aged accounts payable	MOR-4	Yes
Accounts Receivable Reconciliation and Aging	MOR-5	n/a	No trade receivables
Debtor Questionnaire	MOR-5	Yes

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the documents attached are true and correct to the best of my knowledge and belief.

John A. Maciel	April 30, 2009
Signature of Authorized Individual*	Date

John A. Maciel	Chief Financial Officer
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re Washington Mutual, Inc., et al

Case No. 08-12229 (MFW)

DISCLAIMER

Washington Mutual, Inc. (“WMI”) and WMI Investment Corp. (together, the “Debtors”) caution investors and potential investors in WMI not to place undue reliance upon the information contained in this Monthly Operating Report, which was not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of WMI. The Monthly Operating Report is limited in scope, covers a limited time period, and has been prepared solely for the purpose of complying with the monthly reporting requirements of the Bankruptcy Court and the United States Trustee. The Monthly Operating Report was not audited or reviewed by independent accountants; does not purport to present the financial statements of WMI in accordance with generally accepted accounting principles; does not purport to present the market value of WMI’s assets and liabilities or the recoverability of WMI’s assets; is in a format prescribed by applicable bankruptcy laws; and is subject to future adjustment and reconciliation. There can be no assurance that, from the perspective of an investor or potential investor in WMI’s securities, the Monthly Operating Report is complete. Results set forth in the Monthly Operating Report should not be viewed as indicative of future results. This disclaimer applies to all information contained herein.

On September 26, 2008 (the “Petition Date”), the Debtors each commenced voluntary cases under chapter 11 of title 11 of the United States Code with the United States Bankruptcy Court for the District of Delaware. Prior to the Petition Date, on September 25, 2008, the Director of the Office of Thrift Supervision, appointed the Federal Deposit Insurance Corporation (the “FDIC”) as receiver for Washington Mutual Bank (“WMB”) and advised that the receiver was immediately taking possession of WMB. Immediately after its appointment as receiver, the FDIC sold substantially all the assets of WMB, including the stock of Washington Mutual Bank fsb, to JPMorgan Chase Bank, National Association (“JPMorgan”) pursuant to that certain Purchase and Assumption Agreement, Whole Bank, dated as of September 25, 2008 (the “Sale”).

Prior to the Petition Date, WMI and WMB jointly maintained their respective financial records. As a result of the Sale, many of the Debtors’ books and records were seized by the FDIC and transferred to the custody of JPMorgan. Accordingly, the Debtors are not in control of certain information relating to their operations and financial affairs, including, but not limited to, certain accounting information. In addition, as of the date of the Sale, substantially all of WMB’s employees became employees of JPMorgan. Accordingly, this Monthly Operating Report was prepared, in part, based upon the information and work product and/or representations made available to the Debtors and their professionals by representatives of WMB and JPMorgan.

Results represented in this Monthly Operating Report are consistent with WMI’s accounting practices as of the Petition Date. However, records of prepetition assets and liabilities, including, among other things, liabilities owed by WMI to WMB and its affiliates are likely to be adjusted. The Debtors reserve all rights to amend the results represented in this Monthly Operating Report.

Washington Mutual, Inc., et al	Case No. 08-12229 (MFW)
March 2009 Monthly Operating Report -- UNAUDITED
MOR 1 -- Schedule of Cash Receipts and Disbursements

	Washington Mutual, Inc.							WMI Investment Corp.
Account	Deposit	Deposit	Deposit	Deposit	Money Market	General		Deposit	General
Bank	WMB/JPM	WMB/JPM	WMB/JPM	WMB/JPM	Bank of America	Bank of America		WMB/JPM	Bank of America
Bank Account	xxx0667	xxx4234	xxx9626	xxx9663	xxx0658	xxx4228	WMI	xxx4704	xxx4231	WMI Inv Corp	Combined
GL Account	70 /10450	70 / 10441	70 / 10451	70 / 10452	70 / 12510	70 /10305	Total	467 / 10450	467 / 10305	Total	Total

Opening Balance - 02/28/2009	261,496,465	3,670,316,863	4,653	748,250	304,590,557	5,030,881	4,242,187,669	53,520,840	3,118,171	56,639,011	4,298,826,680

Receipts

Interest & investment returns	20,060	281,559	0	57	47,677	444,066	793,419	4,106	99,839	103,945	897,363
Tax Refunds						125	125			-	125
Reimbursements from WMB							-			-	-
Reimbursements/distributions from subs						2,775,453	2,775,453			-	2,775,453
Sales of Assets/Securities						3,166,315	3,166,315			-	3,166,315
Death benefit proceeds						936,370	936,370			-	936,370
Other miscellaneous receipts						27,475	27,475			-	27,475
Total Receipts	20,060	281,559	0	57	47,677	7,349,804	7,699,157	4,106	99,839	103,945	7,803,102

Transfers

Sweep to Money Market account					500,000	(500,000)	-			-	-
To new bank account							-			-	-
Total Transfers	-	-	-	-	500,000	(500,000)	-	-	-	-	-

Disbursements

Salaries and benefits						412,859	412,859			-	412,859
Travel and other expenses						4,036	4,036			-	4,036
Occupancy and supplies						120,663	120,663			-	120,663
Professional Fees						6,015,927	6,015,927			-	6,015,927
Other outside services						806,088	806,088			-	806,088
Bank fees						30,636	30,636		39	39	30,675
US Trustee Quarterly Fees						-	-			-	-
Directors fees						143,833	143,833			-	143,833
Miscellaneous Adjustments						-	-			-	-
Total Disbursements	-	-	-	-		7,534,043	7,534,043	-	39	39	7,534,082

Net Cash Flow	20,060	281,559	0	57	547,677	(684,239)	165,114	4,106	99,800	103,906	269,020

Cash - End of Month	261,516,525	3,670,598,422	4,653	748,307	305,138,234	4,346,642	4,242,352,783	53,524,946	3,217,971	56,742,917	4,299,095,700

GL Balance	261,516,525	3,670,598,422	4,653	748,308	305,138,234	4,346,642	4,242,352,783	53,524,946	3,217,971	56,742,917	4,299,095,700

Net value - Money Market accounts							322,116,156			217,152,857	539,269,013

Total Cash & Cash Equivalents							4,564,468,939			273,895,774	4,838,364,713

Washington Mutual, Inc., et al	Case No. 08-12229 (MFW)
March 2009 Monthly Operating Report -- UNAUDITED
MOR 1a and MOR 1c -- Cash

Bank Reconciliations

The above-captioned debtors (the "Debtors") hereby submit this attestation regarding bank account reconciliations in lieu of providing copies of bank statements and copies of all account reconciliations.

I attest that each of the Debtors' bank accounts is reconciled to monthly bank statements. The Debtors' standard practice is to ensure that each bank account is reconciled to monthly bank statements for each calendar month 30 days after month end.

/s/ John Maciel
John Maciel
Chief Financial Officer
Washington Mutual, Inc.

Washington Mutual, Inc.
MOR-1B: Schedule of Professional Fees Paid
Case No. 08-12229 (MFW)
Month Ended March 31, 2009

		Check			Amount Paid		Amount Paid CTD
Payee	Period Covered	Number	Date		Fees	Expense	Fees	Expense

Akin, Gump, Strauss, Hauer & Feld LLP	1/1/09 -1/31/09	Wire	3/31/2009		$ 651,987.80	$ 35,588.65	$ 2,578,862.60	$ 95,326.09
Alvarez & Marsal	1/1/09 -2/28/09	Wire	3/5/2009, 3/26/2009	*	3,738,961.50	216,655.20	7,632,688.00	411,182.64
Davis Wright Tremaine LLP	12/1/08 - 12/31/08	Wire	3/5/2009		112,461.60	1,363.11	400,673.00	1,798.22
FTI Consulting, Inc.	1/1/09 -1/31/09	Wire	3/26/2009		320,173.00	1,615.12	1,116,868.80	16,659.85
Gibson, Dunn & Crutcher LLP					-	-	129,315.60	2,406.69
Joele Frank, Wilkinson Brimmer Katcher					-	-	69,485.00	4,094.27
John W. Wolfe, P.S.	11/1/08 - 11/30/08	1140	3/2/2009		23,708.40	-	23,708.40	-
Kurtzman Carson Consultants LLC	1/1/09 - 1/31/09	Wire	3/12/2009		115,940.77	-	575,395.34	-
Miller & Chevalier Chartered	12/1/08 - 12/31/08	Wire	3/5/2009		45,126.00	-	45,126.00	-
McKee Nelson LLP					-	-	161,315.60	6,623.85
Milliman	1/1/09 - 1/31/09	1168	3/12/2009		3,997.50	-	27,149.99	-
Pepper Hamilton LLP	12/1/08 - 12/31/08	Wire	3/2/2009		171,535.46	-	580,148.26	33,138.60
Perkins Coie LLP	9/26/08 - 11/30/08	Wire	3/2/2009, 3/18/2009	*	201,624.20	8,344.90	201,624.20	8,344.90
Richards, Layton & Finger P.A.	12/1/08 - 12/31/08	Wire	3/2/2009		19,189.20	2,554.35	83,970.80	15,180.67
Shearman & Sterling LLP	1/1/09 -1/31/09	Wire	3/26/2009		75,530.00	6,108.78	369,244.40	12,988.67
Simpson Thacher & Bartlett LLP	12/1/08 - 12/31/08	Wire	3/26/2009		166,450.60	972.51	166,450.60	972.51
Towers Perrin	11/1/08 - 2/28/09	Wire, 1191	3/18/2009, 3/26/2009	*	80,082.21	-	80,082.21	-
Weil, Gotshal & Manges LLP					-	-	2,761,231.80	70,495.21

Total					$ 5,726,768.24	$ 273,202.62	$ 17,003,340.60	$ 679,212.17

*	Multiple invoices were paid during this period. All payments were made by wire on the dates listed with the exception of Towers Perrin. They were paid by wire on 3/18 and check 1191 on 3/26.

Washington Mutual, Inc., et al
March 2009 Monthly Operating Report -- UNAUDITED
MOR 2 Statement of Operations for the period 3/1/09 to 3/31/09

	Washington Mutual, Inc.		WMI Investment Corp.
	March 2009	Cumulative to Date	March 2009	Cumulative to Date
Revenues:
Interest income:
Cash equivalents	768,253	5,878,092	115,516	290,339
Securities	292,042	1,400,648	-	2,971,915
Notes receivable - intercompany	(2,734)	657,093	-	1
Other	-	-	-	-
Total interest income	1,057,562	7,935,832	115,516	3,262,255
Earnings (losses) from subsidiaries and other equity investments	(7,843,136)	(219,730,073)	(8,216,158)	(24,550,185)
Gains (losses) from securities / investments	1,735	(12,140,956)	-	(112,358,710)
Other income	565,017	1,484,306	(0)	(0)
Total revenues	(6,218,823)	(222,450,892)	(8,100,642)	(133,646,640)

Operating expenses:
Compensation and benefits	508,889	2,262,970	-	-
Occupancy and equipment	103,152	441,832	-	-
Professional fees	366,334	2,250,569	-	-
Loss / (Income) from BOLI/COLI policies	(178,216)	(4,090,930)	-	-
Management fees / Transition services	200,000	1,367,780	-	-
Insurance	1,684,475	9,867,884	-	-
Other	50,168	324,457	39	353,057
Total operating expenses	2,734,802	12,424,562	39	353,057

Net profit (loss) before other income and expenses	(8,953,625)	(234,875,454)	(8,100,681)	(133,999,697)

Other income and expenses:
Interest expense:
Notes payable - intercompany	-	-	-	-
Borrowings	-	-	-	-
Total interest expense	-	-	-	-
Other expense / (income)	-	-	-	-

Net profit (loss) before reorganization items	(8,953,625)	(234,875,454)	(8,100,681)	(133,999,697)

Reorganization items:
Professional fees	5,646,549	32,517,703	-	-
US Trustee quarterly fees	(6,000)	33,000	-	5,200
Gains (losses) from sale of assets	-	-	-	-
Other reorganization expenses	951,422	3,375,748	-	-
Total reorganization items	6,591,972	35,926,451	-	5,200
Net profit (loss) before income taxes	(15,545,597)	(270,801,905)	(8,100,681)	(134,004,897)

Income taxes	-	-	-	-

Net profit (loss)	(15,545,597)	(270,801,905)	(8,100,681)	(134,004,897)

Income tax rate	0.0%	0.0%	0.0%	0.0%

Washington Mutual, Inc., et al
March 2009 Monthly Operating Report -- UNAUDITED
MOR 3 Balance Sheet as of 3/31/2009 and 9/26/2008

	Washington Mutual, Inc.		WMI Investment Corp.
	3/31/09	9/26/08	3/31/09	9/26/08
Assets:
Unrestricted cash and cash equivalents	4,564,468,939	4,018,083,009	273,895,774	52,974,376
Restricted cash and cash equivalents	112,521,123	145,668,884	-	-
Investment securities	66,313,701	59,688,627	-	266,444,881
Accrued interest receivable	934,427	413,253	112,041	4,084,658
Accounts receivable	-	-	-	-
Income tax receivable	482,059,102	742,680,150	22,187,560	22,187,560
Prepaid expenses	6,112,808	11,311,510	-	-
Cash surrender value of BOLI/COLI	88,256,817	84,039,738	-	-
Funded Pension	39,173,922	638,870,071	-	-
Other investments	4,984,023	23,668,909	40,276,675	65,952,708
Investment in subsidiaries	1,516,518,999	1,894,114,445	-	-
Notes receivable - intercompany	12,047,215	58,001,133	565,844,197	565,844,197
Other assets	25,478,555	23,489,277	-	-
Total assets	6,918,869,632	7,700,029,006	902,316,248	977,488,380

Liabilities not subject to compromise (Postpetition):
Accounts payable	9,591,345	-	-	-
Taxes payable	-	-	-	-
Accrued wages and benefits	390,575	-	-	-
Other accrued liabilities	9,638,559	-	325	-
Rent and equipment lease payable	-	-	-	-
Deferred tax liability / (asset)	-	-	-	-
Other Liabilities - Intercompany	-	-	-	-
Other post-petition liabilities	-	-	-	-
Minority interest	2,000,000	2,000,000	-	-
Total post-petition liabilities	21,620,478	2,000,000	325	-

Liabilities subject to compromise (Pre-petition):
Senior debt	4,108,911,139	4,108,911,139	-	-
Subordinated debt	1,613,991,512	1,613,991,512	-	-
Junior subordinated debt	742,476,453	742,476,453
Accrued interest payable	75,907,764	75,907,764	-	-
Intercompany payables	684,095,259	684,095,258	-	-
Accounts payable	4,480,720	3,941,450	-	-
Taxes payable	550,872,419	550,080,833	-	-
Payroll and benefit accruals	407,236,707	407,215,221	-	-
Other accrued liabilities	86,421,167	92,259,015	-	-
Other pre-petition liabilities	223	223	-	-
Total pre-petition liabilities	8,274,393,363	8,278,878,868	-	-

Total liabilities	8,296,013,842	8,280,878,868	325	-

Shareholders' equity:
Preferred stock	3,392,341,954	3,392,341,953	-	-
Common stock	12,988,753,556	12,988,753,556	1,000,000,000	1,000,000,000
Other comprehensive income	(2,123,740,268)	(1,590,151,320)	22,187,560	(36,644,880)
Retained earnings - pre-petition	(15,363,697,545)	(15,371,794,051)	14,133,260	14,133,260
Retained earnings - post-petition	(270,801,905)	-	(134,004,897)	-
Total shareholders' equity	(1,377,144,210)	(580,849,862)	902,315,923	977,488,380

Total liabilities and shareholder's equity	6,918,869,632	7,700,029,006	902,316,248	977,488,380

NOTES TO MOR-2 and MOR-3

Note 1: Washington Mutual Preferred Funding

On September 25, 2008, the Office of Thrift Supervision concluded that an “Exchange Event” had occurred with respect to the following securities (the “Securities”):

•

Washington Mutual Preferred (Cayman) I Ltd. 7.25% Perpetual Non-cumulative Preferred Securities, Series A-1 (to be exchanged into depositary shares representing Series J Perpetual Non-Cumulative Fixed Rate Preferred Stock of Washington Mutual, Inc. (“WMI”));

•

Washington Mutual Preferred (Cayman) I Ltd. 7.25% Perpetual Non-cumulative Preferred Securities, Series A-2 (to be exchanged into depositary shares representing Series J Perpetual Non-Cumulative Fixed Rate Preferred Stock of WMI);

•

Washington Mutual Preferred Funding Trust I Fixed-to-Floating Rate Perpetual Non-cumulative Trust Securities (to be exchanged into depositary shares representing Series I Perpetual Non-Cumulative Fixed-to-Floating Rate Preferred Stock of WMI);

•

Washington Mutual Preferred Funding Trust II Fixed-to-Floating Rate Perpetual Non-cumulative Trust Securities (to be exchanged into depositary shares representing Series L Perpetual Non-Cumulative Fixed Rate Preferred Stock of WMI);

•

Washington Mutual Preferred Funding Trust III Fixed-to-Floating Rate Perpetual Non-cumulative Trust Securities (to be exchanged into depositary shares representing Series M Perpetual Non-Cumulative Fixed Rate Preferred Stock of WMI); and

•

Washington Mutual Preferred Funding Trust IV Fixed-to-Floating Rate Perpetual Non-cumulative Trust Securities (to be exchanged into depositary shares representing Series N Perpetual Non-Cumulative Fixed-to-Floating Rate Preferred Stock of WMI).

In accordance with the terms of the documents governing the Securities, the Conditional Exchange of the Securities occurred on Friday, September 26, 2008 at 8:00 A.M. (New York time). The documentation governing the Securities contemplates that at the time of the Conditional Exchange, each outstanding Security was intended to be exchanged automatically for a like amount of newly issued Fixed Rate Depositary Shares or newly issued Fixed-to-Floating Rate Depositary Shares, as applicable, each representing a 1/1000th interest in one share of the applicable series of preferred stock of WMI. If and until such depositary receipts are delivered or in the event such depositary receipts are not delivered, any certificates previously representing Securities are deemed for all purposes, effective as of 8:00 AM (New York time) on September 26, 2008, to represent Fixed Rate Depositary Shares or Fixed-to-Floating Rate Depositary Shares, as applicable.

WMI and its advisors are currently assessing a number of legal, accounting and tax issues related to the Securities and the transactions related to the Conditional Exchange. Because of these unresolved issues, WMI has not yet reflected the Conditional Exchange and/or its attendant transactions on its financial statements, including any possible interests (direct or indirect, contingent or otherwise) in the Securities and the assets, as the case may be, of Washington Mutual Preferred Funding LLC.

Assuming that the Conditional Exchange had been completed in accordance with the terms of the relevant documentation, on a pro forma basis, WMI’s financial statements would reflect (a) a credit to shareholders’ equity of approximately $3.9 billion upon issuance of the new classes of preferred stock; (b) an investment in subsidiary (i.e. WMB) of approximately $3.9 billion upon contribution of the Preferred Securities by WMI to WMB; and (c) an immediate and corresponding write-down of such investment in subsidiary.

Note 2: Restricted Cash and Cash Equivalents

WMI’s restricted cash and cash equivalents of $113 million includes $57 million of accumulated dividends related to amounts held in escrow pertaining to and pending the resolution or determination of certain goodwill litigation. $53 million of such cash is contained in one of the Debtor’s deposit accounts and is pledged as collateral to secure intercompany transactions between WMI and Washington Mutual Bank (“WMB”), and approximately $3 million of such cash is held as part of a Rabbi Trust.

Note 3: Investment in Subsidiaries

WMI’s investment in subsidiaries represents the book value of WMI’s subsidiaries, including WMI Investment Corp. (“WMI Investment”). This balance does not represent the market value of these entities.

WMI subsidiaries hold unsecured notes receivable from WMB or JPMorgan, as the case may be, totaling approximately $178 million.

Note 4: Funded Pension

The funded pension balance reflects the (1) the market value of assets as of December 2, 2008 less (2) the November 2008 actuarial estimated settlement value of September 25, 2008 liabilities. The value does not reflect any recent changes in market values or interest rate assumptions since November 2008 which could materially affect the results.

Note 5: Taxes

The tax asset and liability balances are recorded consistent with WMI’s historical accounting practices as of the Petition Date and adjusted for refunds collected. Generally, tax related claims and payables are recorded on WMI’s books and records on a consolidated basis with the other members of the consolidated tax group and have not been adjusted for any potential claims against these assets. The current recorded balances do not reflect all expected refunds or payments as these amounts are currently being reviewed. The current estimate for the total expected refunds, net of potential payments, is in the range of approximately $2.6 - $3.0 billion. WMI understands that JPMorgan, the purchaser of substantially all of WMB’s assets, may seek to claim all or a portion of the expected tax refunds.

No provision or benefit from income taxes has been recorded as the NOL’s are expected to be sufficient to offset income during the reported period.

Note 6: Liabilities Subject to Compromise (Pre-Petition) – Payroll and benefit accruals

WMI’s pre-petition payroll and benefit accruals include balances reflecting WMI’s historic accounting policies related to pension accounting. Prior to the Petition Date, WMI recorded a $274 million liability in respect of such accruals and WMB recorded a $274 million asset, which amounts were netted out and eliminated on a consolidated basis. Neither balance was reported as an intercompany balance. WMI is analyzing these accounting entries and treatment within the context of its bankruptcy proceedings.

Washington Mutual, Inc. / WMI Investment Corp.	Case No. 08-12229 (MFW)
March 2009 Monthly Operating Report -- UNAUDITED
MOR 4 Status of Postpetition Taxes

		Washington Mutual, Inc.					WMI Investment Corp
		Beginning Tax Liability	Amt approved for pmt	Taxes collected	Taxes remitted	Closing Balance Post Petition	Beginning Tax Liability	Amt approved for pmt	Taxes collected	Taxes remitted	Closing Balance Post Petition

Federal	NOTES

Withholding		47,213.00		77,698.00	(95,013.00)	29,898.00					-
FICA -- Employee		9,273.66		18,012.81	(18,689.70)	8,596.77					-
FICA -- Employer		9,273.66	18,012.81		(18,689.70)	8,596.77					-
Unemployment		983.14				983.14					-
Income	**					-					-
Other:						-					-
Total Federal		66,743.46	18,012.81	95,710.81	(132,392.40)	48,074.68	-	-	-	-	-

State and Local

Withholding	n/a
Sales	***					-
Unemployment		3,940.89	745.53			4,686.42
Disability		659.12	240.42	159.86		1,059.40
Real Property	n/a					-
Personal Property	n/a					-
Other	****					-

Total State and Local		4,600.01	985.95	159.86	-	5,745.82	-	-	-	-	-

Total Taxes		71,343.47	18,998.76	95,870.67	(132,392.40)	53,820.50	-	-	-	-	-

NOTES

** WMI has booked no post-petition income tax provision, nor has it made any payments.
*** See signed statement below and attached listing of filings related to business activity. No outstanding sales tax liabilities reported as of March 31, 2009.

**** Excise Tax returns have not been filed for Seattle and Washington state. WMI is working with the appropriate taxing authority to determine if a filing requirement exists. If it is determined that a filing requirement exists, WMI will file the appropriate returns at this time.

I attest that all tax returns have been filed in ccordance with federal / state / county / city requirements for the above period.

/s/ John Maciel
John Maciel
Chief Financial Officer
Washington Mutual, Inc., et al

U:\79831\0003\16PFK01!.HTM

Washington Mutual, Inc. and WMI Investment Corp.
Tax Return Filings
For the Period 3/1/2009 through 3/31/2009

Property Tax Filings:

No property tax returns were filed during the period 3/1/2009 through 3/31/2009.

Sales/Use Tax Filings:

No sales/use tax returns were filed during the period 3/1/2009 through 3/31/2009.

Payroll Tax Filings:

Entity	Jurisdiction	Filing Description	Due Date	Date Filed
WMI	IRS (Federal)	Withholding summary of deposits and filings (semi-weekly)	3/4/2009	3/4/2009
WMI	IRS (Federal)	Withholding summary of deposits and filings (semi-weekly)	3/18/2009	3/18/2009

Corporate Income Tax/Franchise Tax/Gross Receipts Tax Filings:

Entity	Jurisdiction	Filing Description	Due Date	Date Filed
WMI & Subs	IRS (Federal)	Corporation income tax return	3/16/2009	3/13/2009
WMI & Subs	Nebraska	Corporation income tax return	3/16/2009	3/13/2009
WMI	Washington	Business and occupation tax return	3/25/2009	*

* As part of the process of transitioning the tax reporting functions from JPM, WMI is working with the appropriate taxing authority to determine its B&O filing requirements. During this transition period, no B&O returns are being filed. If it is determined that a filing requirement exists, WMI will file the appropriate returns at that time.

U:\79831\0003\16pfk01!.htm	3

Washington Mutual, Inc.
MOR-4: Post Petition Accounts Payable Aging by Vendor
Case No. 08-12229 (MFW)
As of March 31, 2009

Vendor	Current	1 - 30	31 - 60	61- 90	91 and Over	Total

AGI Leasing Corporation	$ 75.00	$ -	$ -	$ -	$ -	$ 75.00
Akin, Gump, Strauss, Hauer & Feld LLP	1,348,420.95	-	-	-	-	1,348,420.95
AT&T	2,672.67	-	-	-	-	2,672.67
Bloomberg Finance L.P.	12,826.00	-	-	-	-	12,826.00
Carl, Carl	1,370.62	-	-	-	-	1,370.62
Davis Wright Tremaine LLP	151,742.73	-	-	-	-	151,742.73
Depository Trust Company	1,472.00	-	-	-	-	1,472.00
Fidelity Investments	19,109.03	-	-	-	-	19,109.03
Fishman, Alan H.	5,000.00	-	-	-	-	5,000.00
Frank, Stephen E.	12,500.00	-	-	-	-	12,500.00
Freilinger CFA, Peter	-	1,600.00	-	-	-	1,600.00
FTI Consulting, Inc.	520,903.20	-	-	-	-	520,903.20
Gibson, Dunn & Crutcher LLP	92,457.36	-	-	-	-	92,457.36
Grant Thornton	29,997.90	72,787.84	-	-	-	102,785.74
Integra Telecom	2,418.35	-	-	-	-	2,418.35
Intralinks	-	700.00	-	-	-	700.00
John W. Wolfe, P.S.	100,261.60	-	-	-	-	100,261.60
JPMorgan Chase Bank	479,368.90	-	60.00	-	-	479,428.90
Kurtzman Carson Consultants LLC	-	130,778.69	-	-	-	130,778.69
Leppert, Thomas C.	5,000.00	-	-	-	-	5,000.00
Lillis, Charles M.	5,000.00	-	-	-	-	5,000.00
Logan, Doreen	1,250.46	-	-	-	-	1,250.46
Martin, Colleen	1,429.88	-	-	-	-	1,429.88
Matthews, Phillip D.	5,000.00	-	-	-	-	5,000.00
Mayer Brown LLP	15,343.23	-	-	-	-	15,343.23
McKee Nelson LLP	104,187.24	55,603.71	-	-	-	159,790.95
Mellon Investor Services, LLC	3,102.64	4,651.80	-	-	-	7,754.44
Merrill Communications LLC	-	-	92,620.02	-	-	92,620.02
Miller & Chevalier	24,191.00	-	-	-	-	24,191.00
Milliman	2,157.50	-	-	-	-	2,157.50
Montoya, Regina T.	5,000.00	-	-	-	-	5,000.00
Murphy, Michael K.	5,000.00	-	-	-	-	5,000.00
Osmer McQuade, Margaret	5,000.00	-	-	-	-	5,000.00
Pacific Office Automation	3,597.00	-	-	-	-
Palsha, Jane	30.00	-	-	-	-	30.00
Pepper Hamilton LLP	289,449.18	89,792.03	-	-	-	379,241.21
Perkins Coie LLP	206,468.43	74,625.38	-	-	-	281,093.81
Reed Jr., William G.	5,000.00	-	-	-	-	5,000.00
Richards, Layton & Finger P.A.	48,124.54	23,116.63	-	-	-	71,241.17
Schrag, Jan	1,839.00	-	-	-	-	1,839.00
Shearman & Sterling LLP	147,291.52	-	-	-	-	147,291.52
Simpson Thacher & Bartlett LLP	67,190.18	-	-	-	-	67,190.18
Smith, Charles E.	2,966.13	-	-	-	-	2,966.13
Smith, Orin C.	5,000.00	-	-	-	-	5,000.00
Speakeasy	404.50	-	-	-	-	404.50
Stever, James H.	5,000.00	-	-	-	-	5,000.00
Struck, Peter	1,301.18	-	-	-	-	1,301.18
Suzuki, Dennis	521.15	-	-	-	-	521.15
TERIS	519.93	-	-	-	-	519.93
Thomson CompuMark	4,292.00	-	-	-	-	4,292.00
Thomson Financial LLC	7,978.67	-	-	-	-	7,978.67
Update Legal	279,174.00	105,560.00	-	-	-	384,734.00
Weil, Gotshal & Manges LLP	3,337,887.15	1,545,210.09	-	-	-	4,883,097.24
Williams, Robert J.	3,149.53	-	-	-	-	3,149.53
Z7 Networks, LLC	14,795.99	-	-	-	-	14,795.99

Total	$ 7,394,238.34	$ 2,104,426.17	$ 92,680.02	$ -	$ -	$ 9,587,747.53

NOTES
*Any holdback for professionals pursuant to their respective retention orders are included in “Current.”

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.	X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.	X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X

5.  Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.

X

Explanations

1.

On March 18, 2009, WMI closed the sale of six LP interests in venture funds. WMI sold the assets pursuant to the Investment Sales Procedures for total consideration of approximately $4.9 million - $3.2 million in cash and $1.7 million of assumption of liabilities.

2.	Pursuant to an order of the Bankruptcy Court dated October 8, 2008, the Debtors were authorized to continue using existing bank accounts and to open new debtor in possession bank accounts.